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                                                                   Exhibit 10.13


                              AGREEMENT OF SUBLEASE

         THIS AGREEMENT OF SUBLEASE is made as of the 14th day of April, 2000, by and between Unisphere Solutions, Inc., formerly known as Argon Networks, Inc., a Delaware corporation ("Landlord"), having an office at 200 Wheeler Road, Burlington, MA 01803 and Sonus Networks, Inc. ("Tenant"), a Delaware corporation, having an office at 5 Carlisle Road, Westford, MA 01886.

                                     WITNESS

         WHEREAS, by Lease dated as of May 16, 1997, as amended by that certain First Amendment to Lease dated as of June 22, 1998 (the "First Amendment") (collectively hereinafter the "Prime Lease") by and between MGI 25 Porter Road, Inc. ("MGI") and Landlord, MGI leased to Landlord the premises (as hereinafter defined) (the "Premises") which is located within the building known by the street address of 25 Porter Road, Littleton, MA 01460 (the "Building"), which Premises are more particularly described in the Prime Lease and include 22,581 rentable square feet on the second floor (2nd) floor of the Building as indicated by crosshatching on the floor plan attached to the Prime Lease as Exhibit A (a copy of such Prime Lease is attached hereto as Exhibit A and made a part hereof);

         WHEREAS, BCIA New England Holdings, LLC ("Prime Landlord") is the successor in interest to MGI; and

         WHEREAS, Landlord desires to sublease to Tenant and Tenant desires to sublease from Landlord the Premises, and Landlord is willing to sublease the Premises on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties agree as follows:

         1. SUBLEASING OF PREMISES. Subject to the written consent of the Prime Landlord, Landlord hereby subleases to Tenant and Tenant hereby subleases from Landlord the Premises, upon and subject to all of the terms, covenants, recitals and conditions hereinafter set forth.

         2. TERM The term (the "Term") of this Sublease shall commence on May 1, 2000 (the "Commencement Date"), with said Term to expire at midnight on May 30, 2003, (the "Expiration Date"), unless sooner terminated as hereinafter provided.

         3. BASE RENT. During the Term, Tenant shall pay to Landlord, in lawful money of the United States which at the time shall be legal tender in payment of all debts and dues, public and private, an annual fixed rent (the "Base Rent") as follows: for the period commencing on the Commencement Date through May 31, 2002, Tenant shall pay a Base


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Rent of $237,100.50, payable in equal monthly installments of $19,758.38; and
for the period commencing on June 1, 2002 through May 30, 2003, Tenant shall pay a Base Rent of $258,552.45, payable in equal monthly installments of $21,546.04. All such monthly installments shall be paid in advance, on the first (lst) day of each month during the Term, at the office of the Landlord, or such other place as Landlord may designate, without any setoff or deduction of any kind whatsoever.

         4.       ADDITIONAL RENT.

                  (a) Beginning on the Commencement Date, Tenant shall pay , as Additional Rent, without notice or demand, Tenant's Proportionate Share of Taxes and Operating Expenses (as such terms are defined in the Prime Lease) in accordance with Section 2.4.6 of the Prime Lease. Rental and any other sums due hereunder not paid by the due date shall bear interest and be subject to late payment fees, all in accordance with the provisions of Section 17.7 of the Prime Lease. All payments shall be made to Landlord at its address set forth in
Section 24 below, or at such other address or addresses as Landlord may from time to time designate by written notice to Tenant.

                  Tenant shall also pay, as Additional Rent, the cost of all utilities furnished to Tenant on the Premises, including, but not limited to, electricity, gas, oil, water and sewer. Tenant agrees to pay any and all such charges for the Premises to Landlord in the event any such utilities are not separately metered to Tenant or directly to the utility company if such utilities are separately metered. Electricity usage within the Premises shall be measured by the use of a check-meter, and Tenant shall pay to Landlord monthly the amount invoiced by Landlord for electricity used in the Premises as indicated by such check-meter, at the rate then being charged by the local electrical utility company.

                  (b) Tenant's obligation to pay Additional Rent hereunder shall be on account of the period from and after the Rent Commencement Date and shall survive the Expiration Date or sooner termination of the Term.

                  (c) All amounts payable by Tenant to Landlord pursuant to this Sublease, including, without limitation, Base Rent and Additional Rent, shall be deemed and constitute rent and, in the event of any non-payment thereof, Landlord shall have all of the rights and remedies provided herein, in the Prime Lease or in law or at equity for non-payment of rent.

                  (d) Tenant agrees to pay to Landlord Tenant's pro rata share of any real estate taxes attributable to leasehold improvements within the Premises which are payable by Landlord under the Prime Lease.

         5.       CARE, SURRENDER AND RESTORATION OF THE PREMISES.

                  (a) Without limiting any other provision of this Sublease or the Prime Lease, Tenant shall take good care of the Premises, suffer no waste or injury thereto and shall comply with all those laws, orders and regulations applicable to the Premises, the Building and Tenant's use or manner of use thereof, which are imposed on Landlord, as


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tenant under the Prime Lease, in connection with the Premises and the Building, including without limitation the Rules and Regulations which are attached to the Prime Lease as Exhibit G.

                  (b) At the expiration or other termination of the Term, Tenant shall surrender the Premises and all alterations and additions thereto (including any fixtures, panelling, railings and like installation installed at the Premises at any time by Tenant, by Prime Landlord or by Landlord) in good order, repair and condition, ordinary wear and tear and damage by casualty only excepted, first removing all goods and effects of Tenant and, to the extent specified by Landlord by notice to Tenant given at least thirty (30) days before such expiration or termination, all alterations and additions made by or on behalf of Tenant. Tenant shall repair any damage caused by such removal and restore the Premises and leave them clean and neat in compliance with the requirements of Section 5 of this Sublease and Section 6.1 of the Prime Lease. All property permitted or required to be removed by Tenant upon the Expiration Date or sooner termination of the Term remaining in the Premises shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord, at Tenant's expense. Any such reasonable expenses shall be paid by Tenant to Landlord upon demand therefor and shall be deemed Additional Rent, collectible by Landlord in the same manner and with the same remedies as though said sums were Base Rent reserved hereunder.

         (c) Upon the Expiration Date or sooner termination of the Term, Tenant shall quit and surrender the Premises to Landlord, broom clean, in good order and condition, ordinary wear and tear and damage by fire and other casualty excepted, and Tenant shall remove all of its property. If the Expiration Date or sooner termination of the Term of this Sublease falls on a Sunday, this Sublease shall expire at noon on the preceding Saturday unless it be a legal holiday, in which case it shall expire at noon on the preceding business day. Tenant shall observe and perform the covenants herein stated and Tenant's obligations hereunder shall survive the Expiration Date or sooner termination of the Term.

         6. USE. Tenant shall use and occupy the Premises for the purposes permitted under Section 4.1 of the Prime Lease including light assembly of networking gear, that is, installation of components into a case/chassis, including testing, and for no other purpose.

         7.       SUBORDINATION TO AND INCORPORATION OF TERMS OF PRIME LEASE.

                  (a) This Sublease is in all respects subject and subordinate to the terms and conditions of the Prime Lease and to the matters to which the Prime Lease is or shall be subordinate. Except as otherwise expressly provided in this Sublease, the terms, provisions, covenants, stipulations, conditions, rights, obligations, remedies and agreements of the Prime Lease are incorporated in this Sublease by reference and made a part hereof as if herein set forth at length, and shall, as between Landlord and Tenant (as if they were the Landlord and Tenant, respectively, under the Prime Lease and as if the Premises being sublet hereby were the Prime Lease Premises demised under the Prime Lease), constitute the terms of this Sublease, except to the extent that they do not relate to the Premises or are inapplicable to, inconsistent with, or modified or eliminated by, the terms of this Sublease.


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In particular, it is intended that Tenant shall not be subject to duplicate monetary obligations to Landlord and Prime Landlord. To the extent that Tenant is required by this Sublease to make monetary payments to Landlord (such as for rent, additional rent or upon default) Tenant shall not be obligated to the Prime Landlord for any such monetary obligations nor to Landlord for its monetary obligations to the Prime Landlord. Landlord and Tenant acknowledge and agree that Tenant has reviewed and is familiar with the Prime Lease and Landlord hereby represents that the copy delivered to Tenant for such purpose and attached hereto as Exhibit A is a true, correct and complete copy of such Prime Lease.

                  (b) In the event of a default by Landlord, as tenant under the Prime Lease, resulting in the termination, reentry or dispossession thereunder, Prime Landlord shall take over all of the right, title and interest of Landlord under this Sublease and Tenant hereunder shall, at the option of the Prime Landlord, attorn to and recognize Prime Landlord as Landlord hereunder except that Prime Landlord shall not (i) be liable for any previous act or omission of Landlord under this Sublease, (ii) be subject to any offset, not expressly provided for in this Sublease, which theretofore accrued to Tenant against Landlord, or (iii) be bound by any previous modification of this Sublease or by any previous prepayment of more than one month's rent, and shall, promptly upon Prime Landlord's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. Tenant hereby waives all rights under any present or future law to elect, by reason of the termination of such Prime Lease, to terminate this Sublease or surrender possession of the Premises.

         8. TENANT'S OBLIGATIONS. Except as otherwise specifically provided herein, during the term of this Sublease all acts to be performed and all of the terms, provisions, covenants, stipulations, conditions, rights, obligations, remedies and agreements to be observed by and inuring to the benefit of, Landlord, as tenant under the Prime Lease of the Premises and arising from and after the Commencement Date, shall be performed, and observed by, and shall inure to the benefit of, Tenant, and Tenant's obligations shall run to Landlord or the Prime Landlord as Landlord may determine to be appropriate or required by the respective interests of Landlord and Prime Landlord. Tenant shall indemnify Landlord against, and hold Landlord harmless from and against, all costs, damages, claims, liabilities, liens and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, court costs and other expenses of litigation or arbitration) paid, suffered, incurred by or claimed against Landlord as a result of the nonperformance or non-observance by Tenant, Tenant's agents, contractors, employees, invitees or licensees of any such terms, provisions, covenants, stipulations, conditions, obligations and agreements contained in the Prime Lease. In furtherance of the foregoing, Tenant shall not (i) do or permit to be done anything prohibited to Landlord, as tenant under the Prime Lease, or (ii) take any action or do or permit anything which would result in any additional cost or other liability to Landlord under the Prime Lease and/or this Sublease. In the event of any inconsistency between the Prime Lease and this Sublease, such inconsistency (i) if it relates to obligations of, or restrictions on, Tenant, shall be resolved in favor of that obligation which is more onerous to Tenant or that restriction which is more restrictive of Tenant, as the case may be, or (ii) if it relates to the rights of, or benefits to be conferred upon, Tenant, shall be resolved in favor of this Sublease.

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         9.       LANDLORD'S OBLIGATIONS. Anything contained in this Sublease or in the Prime Lease to the contrary notwithstanding, Landlord shall have no responsibility to Tenant for, and shall not be required to provide, any of the services or make any of the repairs or restorations that Prime Landlord has agreed to make or provide, or cause to be made or provided, under the Prime
Lease (including, without limitation, those set forth in Sections 3.1
[Landlord's Work], 19.3 [Landlord's Services], 4 of the First Amendment [Preparation of Premises] thereof), and Tenant shall rely upon, and look solely to, Prime Landlord for the provision or making thereof. If Prime Landlord shall default in the performance of any of its obligations under the Prime Lease, or if Tenant wishes to file a protest or to dispute any matter or thing, Landlord has the right to protest or dispute as tenant under the Prime Lease, then Tenant shall advise Landlord of such protest or dispute (together with all material facts and circumstances pertaining thereto) and Landlord shall make demand on Prime Landlord and shall employ all reasonable efforts to cause Prime Landlord to cure such default or resolve such dispute. Except as may result from a default of Landlord from its obligations specified in the preceding sentence, Tenant shall not make any claim against Landlord for any damage which may arise, nor shall Tenant's obligations hereunder be impaired or abated by reason of (i) the failure of Prime Landlord to keep, observe or perform its obligations pursuant to the Prime Lease, or (ii) the acts or omissions of Prime Landlord and each of its agents, contractors, servants, employees, invitees or licensees.

         10. COVENANTS WITH RESPECT TO THE PRIME LEASE. Tenant covenants and agrees that Tenant shall not do anything that would constitute a default under the Prime Lease or omit to do anything that Tenant is obligated to do under the terms of this Sublease so as to cause there to be a default under the Prime Lease.

         11. BROKER. Tenant represents and warrants to Landlord that Tenant has not dealt with any broker in connection with this Sublease. Tenant shall indemnify Landlord against, and hold Landlord harmless from, any claim on, or liability to, any broker or any other party with whom Tenant shall have dealt in connection with this transaction and Sublease.

         12.      INDEMNIFICATION.

                  12.1     RECIPROCAL INDEMNIFICATION OF LANDLORD AND TENANT.

                           (a) Tenant shall indemnify, defend with competent and
experienced counsel and hold harmless Landlord from and against any and all damages, liabilities, actions, causes of action, suits, claims, demands, losses, costs and expenses (including without limitation reasonable attorneys' fees and disbursements and court costs) to the extent arising from or in connection with the negligence or willful misconduct of Tenant, its agents, employees, representatives or contractors.

                           (b) Landlord shall indemnify, defend with competent
and experienced counsel and hold harmless Tenant, its subsidiaries and affiliates and their respective officers, directors, shareholders and employees, from and against any and all


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                                     - 6 -


damages, liabilities, actions, causes of action, suits, claims, demands, losses, costs and expenses (including without limitation reasonable attorneys' fees and disbursements and court costs) to the extent arising from or in connection with the negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors.

                           (c) The party seeking indemnification under this
Section (the "Indemnified party") shall provide prompt written notice of any third party claim to the party from whom indemnification is sought (the "Indemnifying Party"). The Indemnifying Party shall have the right to assume exclusive control of the defense of such claim or at the option of the Indemnifying Party, to settle the same. The Indemnified Party agrees to cooperate reasonably with the Indemnifying Party in connection with the performance of the Indemnifying Party's obligations under this Section.

                           (d) Notwithstanding anything to the contrary
contained in this Sublease, neither party hereto shall be liable to the other for any indirect, special, consequential or incidental damages (including without limitation loss of profits, loss of use or loss of goodwill) regardless of (i) the negligence (either sole or concurrent) of either party or (ii) whether either party has been informed of the possibility of such damages. It is expressly understood and agreed that damages payable by either party to Prime Landlord shall be deemed to constitute direct damages of such party.

                  12.2 INDEMNIFICATION BY TENANT OF PRIME LANDLORD. Tenant agrees to defend, save harmless and indemnify Prime Landlord to the same extent as Landlord is required to do so under the provisions of Section 13.2 of the Prime Lease.

                  12.3 SURVIVAL. The provisions of this Section shall survive the expiration or earlier termination of this Sublease.

         13. QUIET ENJOYMENT. Subject to the terms and conditions hereof and as long as Tenant pays all of the Base Rent and Additional Rent due hereunder and otherwise performs and observes all of the obligations, terms and conditions contained herein and in the Prime Lease as herein incorporated, Tenant shall peaceably and quietly have, hold and enjoy the Premises.

         14. TERMINATION OF PRIME LEASE. If for any reason the term of the Prime Lease is terminated prior to the Expiration Date of this Sublease, this Sublease shall thereupon terminate, and Landlord shall not be liable to Tenant by reason thereof unless such termination is due solely to an event of default on behalf of Landlord. Notwithstanding the foregoing, if the termination of the Prime Lease does not result in the termination of this Sublease by reason of Tenant's attornment to, and recognition of, Prime Landlord as landlord hereunder in accordance with the provisions of Section 7(b) hereof, Landlord shall not be liable to Tenant hereunder for damages or otherwise, and Landlord's obligation to Tenant shall be limited to returning to Tenant a portion of any rent paid in advance by Tenant, if any, prorated as of the date of such termination.

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         15.      MODIFICATION OF PRIME LEASE. For the purposes hereof, the
terms of the Prime Lease are subject to the following modifications:

                  (a) In all provisions of the Prime Lease requiring the approval or consent of Prime Landlord, Tenant shall be required to obtain the approval or consent of both Prime Landlord and Landlord. In all provisions of the Prime Lease requiring that notice be given to Prime Landlord, Tenant shall be required to give notice to both the Prime Landlord and Landlord.

                  (b) The following provisions of the Prime Lease do not apply to Tenant and are hereby deleted in respect of this Sublease: Sections 2.2.1, 2.5, 2.5.1, 3.1(b), 3.2, 5.1.1, 5.2, and Article XXII.

         16. CONSENTS. Landlord's refusal to consent to or approve any matter or thing, whenever Landlord's consent or approval is required under this Sublease or under the Prime Lease, as incorporated herein, shall be deemed reasonable if Prime Landlord has refused or failed to give its consent or approval to such matter or thing.

         17.      CONDITION OF THE PREMISES; TENANT'S CHANGES.

                  (a) Tenant represents it has made a thorough examination of the Premises and it is familiar with the condition thereof. Tenant acknowledges that it enters into this Sublease without any representation or warranties by Landlord except as set forth in this Lease, or anyone acting or purporting to act on behalf of Landlord, as to the present or future conditions of the Premises or the appurtenances thereto or any improvements therein or of the Building. It is further agreed that Tenant does and will accept the Premises "as is" in their present condition and Landlord has no obligation to perform any work therein.

                  (b) Notwithstanding anything to the contrary contained in the Prime Lease, Tenant shall not make any changes to the Premises whatsoever, including, without limitation, structural or non-structural changes, without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed but subject to prior consent of Prime Landlord in accordance with the Prime Lease.

         18.      ASSIGNMENT AND SUBLETTING.

                  (a) Tenant, for itself, its successors and assigns, expressly covenants that it shall not assign, whether by operation of law or otherwise, mortgage or pledge or otherwise transfer or encumber this Sublease, or sublet all or any part of the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to assignments or transfers to Affiliated Entities (as that term is used in the Prime Lease), but in any other event such consent may be given or withheld in Landlord's sole discretion. In the event that Tenant desires to vacate the Premises during the term of this Sublease, if Tenant delivers to Landlord a qualified alternate tenant, Landlord shall agree to consider in good faith an arrangement to lease the Premises to the alternate tenant subject to Tenant reimbursing Landlord for the reasonable


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cost of arranging the new lease, it being specifically understood and agreed that Landlord has no obligation to consent to such an alternate tenant. Notwithstanding the immediately preceding sentence, any steps taken by Landlord or Tenant in this regard shall be subject to all terms and conditions of the Prime Lease. The parties acknowledge that Tenant may become a public company during the Term hereof and further acknowledge that the same will not constitute an assignment, transfer or encumbrance of this Sublease. Landlord reserves the right to transfer and assign its interest in and to this Sublease to any entity or person who shall succeed to Landlord's interest in and to the Prime Lease.

                  (b) Consent by Landlord to any assignment, transfer or subletting to any party shall not be construed as a waiver or release of Tenant from the terms of any covenant or its primary responsibility under this Sublease, nor shall consent to one assignment, transfer or sublease to any person, partnership, firm or corporation be deemed to be a consent to any subsequent assignment, transfer or subletting to another person, partnership, firm or corporation.

         19.      INSURANCE.

                  (a) Tenant agrees to maintain all insurance coverages specified in Section 11.2 of the Prime Lease (including without limitation commercial general liability and property damage insurance, casualty insurance and workers' compensation insurance) in accordance with Sections 11.2 and 1.1 of the Prime Lease). All such insurance shall be underwritten by a company or companies licensed to do insurance business in the Commonwealth of Massachusetts by the Department of Insurance and in good standing, and shall be written on an "occurrence basis." All such insurance policies shall name Landlord and Prime Landlord as additional insureds thereunder and, in addition, shall name as additional insureds the holders of any Mortgage of the Property of which Tenant is notified in writing, as their respective interests may appear. Tenant shall furnish Landlord receipts evidencing payment of the premiums for such insurance (if requested by Landlord) and shall deposit with Landlord certificates for such insurance no later than the Commencement Date and at least fifteen (15) days before each insurance renewal date thereof, bearing the endorsement that the polices will not be canceled nor will coverages be reduced until after ten (10) days' prior written notice to both Landlord and Prime Landlord of such proposed action. Tenant shall pay all premiums and charges for such insurance, and if Tenant shall fail to obtain such insurance, Landlord may, but shall not be obligated to, obtain the same, in which event the amount of the premium paid shall be paid by Tenant to Landlord upon Landlord's demand therefor, shall be deemed Additional Rent and shall be collectible by Landlord in the same manner and with the same remedies as though said sums were Additional Rent reserved hereunder.

                  (b) Tenant acknowledges that Landlord will not carry any insurance in favor of Tenant, and that neither Prime Landlord nor Landlord will carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements or appurtenances of Tenant in or about the Premises.

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                                     - 9 -


         20.      WAIVER OF SUBROGATION.

                  (a) Any casualty insurance carried by the Tenant with respect to the Premises, the Building or the Property, or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss, provided that such clause or endorsement is obtainable without payment of an additional premium. If such clause or endorsement is obtainable upon payment of an additional premium, notice thereof shall be given to the Landlord and the Landlord may request the Tenant to obtain it and shall reimburse the Tenant for the cost of such additional premium.

                  (b) Each party, notwithstanding any provisions of this Sublease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent such party's policy permits such waivers of subrogation and then only with respect to sums which are collectible thereunder. Landlord shall be afforded the protection of this provision notwithstanding any right which Tenant may have to self insure.

         21. END OF TERM. If Tenant shall remain in possession of the Premises or any part thereof after the expiration or prior termination of the Term hereof, as the same may be extended, the parties agree that no such holding over by Tenant shall operate to extend or renew this Sublease, and that any such holding over shall cause Tenant to become a month-to-month tenant and Tenant shall be obligated to pay monthly installment of Base Rent and Additional Rent in an amount equal to one hundred fifty percent (150%) times the sum of the installment of Base Rent and Estimated Additional Rent Payments payable during the last full calendar month of the Lease Term, and such tenancy shall otherwise be subject to all the terms, conditions, covenants and agreements of this Sublease. Tenant further agrees to pay to Landlord any additional amounts payable by Landlord to Prime Landlord under the Prime Lease by reason of any such holding over by Tenant.

         22.      DEFAULT.

                  (a) In the event that Tenant shall default in the payment of Base Rent, Additional Rent or any other charge payable hereunder within five (5) days after written notice, or shall default in the performance or observance of any of the terms, conditions and covenants of this Sublease within twenty (20) days after written notice, or, if not curable within said twenty day period, Tenant does not commence to cure said default within said twenty day period and diligently prosecute the same to completion, and provided that there exists no event of default under the Prime Lease, Landlord, in addition to and not in limitation of any rights otherwise available to it, shall have the same rights and remedies with respect to such default as are provided to Prime Landlord under the Prime Lease with respect to defaults by Landlord as tenant thereunder, with the same force and effect as though all such provisions relating to any such default or defaults were set forth herein in their entirety, and Tenant shall have all of the obligations of the tenant under the Prime Lease with respect to such default or defaults.

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                                     - 10 -


                  (b) In the event of a default by Tenant in the performance of any of its non-monetary obligations hereunder, including those under the Prime Lease, Landlord may, at its option, and without waiving any other remedies for such default herein or at law or by incorporation by reference of the Prime Lease provided, at any time thereafter, give written notice to Tenant that if such default is not cured, or the cure not commenced, within ten (10) days after notice, and if so commenced is not thereafter pursued diligently to completion, Landlord may cure such default for the account of Tenant, and any amount paid or incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant and Tenant agrees promptly to reimburse Landlord therefor and save Landlord harmless therefrom; provided, however, that Landlord may cure any such default as aforesaid prior to the expiration of any waiting period if reasonably necessary to protect Landlord's interest under the Prime Lease or to prevent injury or damage to persons or property.

         23. DESTRUCTION, FIRE AND OTHER CASUALTY. If the whole or any part of the Premises or the Building shall be damaged by fire or other casualty and the Prime Lease is not terminated on account thereof by either Landlord or Prime Landlord in accordance with the terms thereof or if this Sublease is not terminated by Tenant as if the termination provisions of the Prime Lease were set forth herein as between Tenant and Landlord, this Sublease shall remain in full force and effect and Base Rent and Additional Rent shall not abate except to the extent Base Rent and Additional Rent for the Premises shall abate under the terms of the Prime Lease.

         24.      NOTICES.

                  (a) Whenever, by the terms of this Sublease, notice, demand or other communication shall or may be given to either party, the same shall be in writing and addressed as follows:

                      If to Landlord:  Unisphere Solutions, Inc.
                                       200 Wheeler Road
                                       Burlington, MA  01803
                                          Attn:  Suzanne M. Zabitchuck
                                                 General Counsel

                      with a copy to:

                                       Gadsby & Hannah LLP
                                       225 Franklin Street
                                       Boston, MA  02110
                                          Attn:  Cynthia B. Keliher, Esq.

                      If to Tenant:    Sonus Networks, Inc.
                                       5 Carlisle Road
                                       Westford, MA  01886
                                       Attn:  Stephen J. Nill, Vice President of
                                              Finance and CFO


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                                     - 11 -


or to such other address or addresses as shall from time to time be designated by written notice by either party to the other as herein provided. All notices shall be sent by registered or certified mail, postage prepaid and return receipt requested, or by Federal Express or other comparable courier providing proof of delivery, and shall be deemed duly given and received (i) if mailed, on the third business day following the mailing thereof, or (ii) if sent by courier, the date of its receipt (or, if such day is not a business day, the next succeeding business day). Landlord and Tenant each promptly shall deliver to the other copies of all notices, requests, demands or other communications which relate to the Premises or the use or occupancy thereof after receipt of the same from Prime Landlord or others.

                  (b) Each party hereunder shall promptly furnish the other with copies of all notices under the Prime Lease or this Sublease with respect to the Premises which such party shall receive from Prime Landlord under the Prime Lease.

         25. SUBLEASE CONDITIONAL UPON CERTAIN CONSENTS. Landlord and Tenant each acknowledge and agree that this Sublease is subject to Landlord's obtaining the unconditional consent of Prime Landlord in accordance with the terms of the Prime Lease, and that if such consent shall not be obtained within fifteen (15) days of the date hereof, then this Sublease shall be deemed cancelled and terminated and neither of the parties hereto shall have any liability to the other.

         26. SECURITY DEPOSIT. Tenant concurrently with the execution of this Sublease has deposited with Landlord a deposit (the "Security Deposit") in the amount of NINETEEN THOUSAND SEVEN HUNDRED FIFTY-EIGHT and 38/100 DOLLARS ($19,758.38) to be held by Landlord without interest as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Sublease, including without limitation the surrender of possession of the Premises to Landlord as herein provided. Landlord shall not be required to maintain the Security Deposit in a separate account. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Sublease, including. but not limited to, the payment of Base Rent and Additional Rent, Landlord may apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other reentry by Landlord. The Security Deposit is not to be used or applied by Tenant as a substitute for rent due any month, but may be so applied by Landlord at any time at Landlord's option. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Sublease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If Landlord applies or retains any part of the Security Deposit, Tenant, upon written demand therefor by Landlord, shall deposit cash with Landlord in such amount so that Landlord shall have the full deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the balance of the Security Deposit, if any, shall be returned to Tenant within thirty (30) days after the Expiration Date and after the delivery of the entire possession of the Premises to Landlord.

         27. PAYMENT OF THE FIRST MONTH'S BASE RENT. Tenant shall pay to Landlord the first monthly installment of the applicable Base Rent ($19,758.38) upon execution of this Sublease.

         28. SIGNAGE. Any signage contemplated by the Tenant shall be subject to and in accordance with the requirements set forth in the Prime Lease (at Section 8.1). Landlord shall have no obligation or responsibility to remove any signage which exists at the Premises as of the Commencement Date.

         29. LANDLORD'S REPRESENTATIONS. Landlord hereby represents and warrants that (i) the Prime Lease is in full force and effect, (ii) the Prime Lease attached hereto as Exhibit A is the complete Prime Lease and that, except for the First Amendment to Lease dated June 22, 1998, the Prime Lease has not been amended or modified; (iii) to the best of Landlord's knowledge, there are no existing setoffs, defenses or counterclaims against the Prime Landlord with respect to the payment of rent reserved under the Prime Lease or any performance of other terms, conditions or covenants of the Prime Lease on the part of the Tenant under the Prime Lease to be performed; and (iv) there exists no defaults or breaches of Prime Landlord's or Tenant's obligations under the Prime Lease nor, to the best of Landlord's knowledge, any event which with the giving of notice or passage of time, or both, would constitute a default under the Prime Lease.

         30.      MISCELLANEOUS.

                  (a) This Sublease may not be extended, renewed, terminated, or otherwise modified except by an instrument in writing signed by the party against whom enforcement of any such modification is sought.

                  (b) It is understood and agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Sublease, which alone fully and completely expresses their agreement, and that the same is entered into after full investigation, neither party relying upon any statement, representation or warranty made by the other not embodied in this Sublease.

                  (c) The paragraph headings appearing herein are for purposes of convenience only and are not deemed to be a part of this Sublease.

                  (d) The provisions of this Sublease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws. Landlord and Tenant agree to submit to jurisdiction in the Commonwealth of Massachusetts with respect to any dispute under or arising out of this Sublease and agree that any such dispute shall be brought either in the courts of the

Commonwealth of Massachusetts or in the applicable federal district court located in Massachusetts.

                  (e) If any provision of this Sublease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Sublease, or the application of such provision to persons or circumstance other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Sublease shall be valid and enforced to the fullest extent permitted by law.

                  (f) This Sublease may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same document.

                  (g) This Sublease (or any notice hereof) shall not be recorded.

                  (h) Landlord and Tenant hereby each waive trail by jury in any action, proceeding or counterclaim brought by either against the other, on or in respect of any matter whatsoever arising out of or in any way connected with this Sublease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises.

                  (i) This Sublease includes and incorporates all Exhibits referred to hereby and attached hereto.

         IN WITNESS WHEREOF, this Agreement of Sublease has been duly executed as of the day and year first above written.


                                       LANDLORD:
                                       UNISPHERE SOLUTIONS, INC.

                                       By: /s/ Robert T. Curtin
                                          -----------------------------------
                                       Name: Robert T. Curtin
                                            ---------------------------------
                                       Title:   Director of Real Estate
                                            ---------------------------------

                                       TENANT:
                                       SONUS NETWORKS, INC.

                                       By: /s/ S.J. Nill
                                          -----------------------------------
                                       Name: S.J. Nill
                                            ---------------------------------
                                       Title: VP & CFO
                                            ---------------------------------